                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



       Date of Report (date of earliest event reported):    May 23, 1997
                                                        --------------------



                            QUARTERDECK CORPORATION
-----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      DELAWARE                     0-19207                     95-4320650
--------------------          ----------------             ------------------
  (State or other             (Commission File              (I.R.S. Employer
  jurisdiction of                  Number)                 Identification No.)
  incorporation)



         13160 MINDANAO WAY, MARINA DEL REY, CALIFORNIA          90292
        ------------------------------------------------       ----------
           (Address of principal executive offices)            (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (310) 309-3700
                                                         --------------------

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          On May 23, 1997, Quarterdeck Corporation (the "Company") received a conversion notice from the holder of its Series B Convertible Preferred Stock, stated value $100 per share (the "Series B Preferred Stock"), exercising the right to convert 10,000 shares of the Series B Preferred Stock at a Conversion Price of $2.5973 into 385,017 shares of the Company's Common Stock, par value $.001 per share ("Common Stock"). In addition, on June 5, 1997, the Company received a conversion notice from such holder exercising the right to convert 40,000 shares of Series B Preferred Stock at a conversion price of $2.6232 into 1,524,852 shares of Common Stock. Such conversions have been effected by the Company pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the "Act"), in that such converted shares of Series B Preferred Stock were exchanged by the issuer with its existing security-holders exclusively where no commission or other remuneration was paid or given directly or indirectly for soliciting such exchange, and/or Regulation S of the Act.

          As previously reported in the Company's Current Report on Form 8-K dated November 25, 1996, on September 30, 1996, the Company issued 200,000 shares of Series B Preferred Stock and a warrant in exchange for $20 million in cash. The securities were issued to an institutional investor in an overseas offering pursuant to Regulation S. Hambrecht & Quist served as the Company's placement agent in connection with the Regulation S offering.

          Each share of Series B Preferred Stock is convertible into the number of shares of Common Stock equal to the quotient of (i) $100.00 divided by
(ii) the Conversion Price. The Conversion Price is the lesser of (A) 101% of the average of the daily volume-weighted average prices of the Common Stock on the Nasdaq National Market System (or such national securities exchange or other interdealer quotation system on which the Common Stock is then listed or quoted) (the "Market Price") during the 40 trading day period ending two trading days before the date on which the Company receives a notice of conversion from a holder of the Series B Preferred Stock (the "Conversion Date"), and (B) 125% of the average of the Market Price of the Common Stock during the first five trading days of the 40 trading day period ending two trading days before the Conversion Date. The Series B Preferred Stock will automatically convert into Common Stock on September 30, 2002 to the extent any shares of Series B Preferred Stock remain outstanding at that time.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      QUARTERDECK CORPORATION, a
                                      Delaware corporation




                                      By:  /s/ Frank R. Greico
                                         -----------------------------------
                                      Name:  Frank R. Greico
                                      Title: Senior Vice President and
                                             Chief Financial Officer


                                      June 16, 1997